EXHIBIT (J)(1)

                          INDEPENDENT AUDITORS' CONSENT


The Shareholders and Board of Trustees of
The Travelers Series Trust:

We consent to the incorporation by reference, in this registration statement, of our reports dated February 13, 2004, on the statements of assets and liabilities, including the schedules of investments, of the portfolios listed below of The Travelers Series Trust (the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information.

PORTFOLIOS
Convertible Securities Portfolio
Disciplined Mid Cap Stock Portfolio
Federated High Yield Portfolio
Federated Stock Portfolio
Lazard International Stock Portfolio
MFS Emerging Growth Portfolio
MFS Mid Cap Growth Portfolio
MFS Value Portfolio
Merrill Lynch Large Cap Core Portfolio
(formerly known as MFS Research Portfolio)
Pioneer Fund Portfolio (formerly known as Utilities Portfolio)
Social Awareness Stock Portfolio
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
Zero Coupon Bond Fund Portfolio Series 2005


                                                                        KPMG LLP


New York, New York
April 29, 2004



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                          INDEPENDENT AUDITORS' CONSENT


The Shareholders and Board of Trustees of
The Travelers Series Trust:

We consent to the incorporation by reference, in this registration statement, of our report dated February 13, 2004, on the statements of assets and liabilities, including the schedules of investments, of the Equity Income Portfolio and the Large Cap Portfolio of The Travelers Series Trust (the "Funds") as of December 31, 2003, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Funds as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information.


                                                                        KPMG LLP


New York, New York
April 29, 2004